VOYA SEPARATE PORTFOLIOS TRUST
Voya VACS Series EMHCD Fund
(the “Fund”)
Supplement dated February 25, 2026
to the Fund’s Prospectus
dated June 27, 2025, as supplemented
(the “Prospectus”)
Pursuant to the guidance from the U.S. Securities and Exchange Commission, as the Fund was originally classified as non-diversified but has been managed as diversified for a period of at least three years, the Fund’s classification has changed from a non-diversified fund to a diversified fund effective February 17, 2026. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. Voya Separate Portfolios Trust is organized as a Delaware statutory trust.
Effective immediately, the Fund’s Prospectus is revised as follows:
1.The seventh paragraph of the section entitled “Principal Investment Strategies” is hereby deleted in its entirety.
2.The risk entitled “Issuer Non-Diversification” of the section entitled “Principal Risks” is hereby deleted in its entirety.
3.The information relating to the Fund in the table of the subsection entitled “Key Fund Information
– Fund Diversification” is hereby deleted in its entirety and replaced with the following:
Fund	Diversified	Non-Diversified
Voya VACS Series EMHCD Fund	X
4.The risk entitled “Issuer Non-Diversification” of the section entitled “More Information About the Funds – Additional Information About the Principal Risks” is hereby deleted in its entirety.
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VOYA SEPARATE PORTFOLIO TRUST
Voya VACS Series EMHCD Fund
(the “Fund”)
Supplement dated February 25, 2026
to the Fund’s Statement of Additional Information,
dated June 27, 2025
(the “SAI”)
Pursuant to the guidance from the U.S. Securities and Exchange Commission, as the Fund was originally classified as non-diversified but has been managed as diversified for a period of at least three years, the Fund’s classification has changed from a non-diversified fund to a diversified fund effective February 17, 2026. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. Further, the classification change to a diversified fund may cause the Fund to benefit less from appreciation in a single issuer than if it had greater exposure to that issuer. Voya Separate Portfolios Trust is organized as a Delaware statutory trust.
Effective immediately, the Fund’s SAI is revised as follows:
1.Item No. 8 in the sub-section “Fundamental and Non-Fundamental Investment Restrictions – Fundamental Investment Restrictions” is hereby deleted and replaced with the following:
8.purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or a Fund’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. government, it agencies and instrumentalities, or investments in securities of other registered investment companies.
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